UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

         Date of Report (Date of earliest event reported): July 14, 2008

                              --------------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

       New York                       000-01684                  11-1688021
       --------                       ---------                  ----------
(State or other jurisdiction      (Commission File           (I.R.S. Employer
of incorporation)                      Number)              Identification No.)

                             1 FLOWERFIELD, Suite 24
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                            -------------------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                            -------------------------
                       (Former name or former address, if
                          changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

An interview with Peter Pitsiokos, the Chief Operating Officer of Gyrodyne Company of America, Inc. (the "Company") was published in The Wall Street Transcript on July 14, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.  Other Events.

In connection with the Company's pending claim seeking $158 million for the condemnation of 245.5 cares of its Flowerfield property, on July 29, 2008, the Court of Claims of the State of New York issued an Order granting the State's motion for an extension of the deadline to exchange appraisals to November 10, 2008, and stating that no further applications for an adjournment of the appraisal deadline will be accepted. A copy of the Order is attached hereto as
Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description
-----------    -----------

99.1           Text of Interview.

99.2           Court Order.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              GYRODYNE COMPANY OF AMERICA, INC.


                              By: /s/ Stephen V. Maroney
                              ------------------------------------
                              Stephen V. Maroney
                              President, Chief Executive Officer and Treasurer

                              Date: August 1, 2008



                                        2